Exhibit 3.351
CONTROL NUMBER : 9815977
EFFECTIVE DATE : 04/28/1998
COUNTY : GWINNETT
REFERENCE : 0045
PRINT DATE : 04/28/1998
FORM NUMBER : 327
Secretary of State
Corporations Division
Suite 315, West Tower
2 Martin Luther King Jr. Dr.
Atlanta, Georgia 30334-1530
PARANET CORPORATION SERVICES INC.
KATHY SLAYMAN
3761 VENTURE DRIVE, STE 260
DULUTH, GA 30096
CERTIFICATE OF LIMITED PARTNERSHIP FILING
I, Lewis A. Massey, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the domestic limited partnership
QHG GEORGIA, LP
A DOMESTIC LIMITED PARTNERSHIP
has filed, as of the effective date stated above, its Certificate of Limited Partnership with the Secretary of State and has paid all fees as required by Title i4 of the Official Code of Georgia Annotated.
WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.
/s/ Lewis A. Massey
Lewis A. Massey
Secretary of State

ATTACHMENT TO
CERTIFICATE OF LIMITED PARTNERSHIP
GEORGIA LIMITED PARTNERSHIP
TRANSMITTAL FORM
FOR
QHG GEORGIA, LP
Item 5 — Name and Business Address of Sole General Partner
QHG Georgia Holdings, Inc.
3761 Venture Drive, Suite 260
Duluth, Georgia 30096

CERTIFICATE OF LIMITED PARTNERSHIP
OF
QHG GEORGIA, LP
To the Secretary of State
State of Georgia
The undersigned general partner, pursuant to Section 14-9-201 of the Georgia Revised Uniform Limited Partnership Act, desiring to form a limited partnership under the laws of the State of Georgia, hereby certify that:
FIRST: The name of the limited partnership is QHG Georgia, LP
SECOND: The address of the registered office is 3761 Venture Drive, Suite 260, Duluth, Georgia 30096 and the name and address of the initial agent for service of process required to be maintained by Section 14-9-104 are Paranet Corporation Services, Inc., 3761 Venture Drive, Suite 260, Duluth, Georgia 30096.
THIRD: The name and business address of the sole general partner is:

NAME	BUSINESS ADDRESS
QHG Georgia Holdings, Inc.	3761 Venture Drive, Suite 260 Duluth, Georgia 30096
FOURTH: The undersigned constitutes the sole general partner of the limited partnership named herein.
Executed on this 27th day of April 1998.
QHG GEORGIA HOLDINGS, INC.,
sole General Partner
By: /s/ Gayle Jenkins
Title: Assistant Secretary

CORPORATION SERVICES, INC.
3761 VENTURE DRIVE, SUITE 260
DULUTH, GEORGIA 30096

TELEPHONE:	FACSIMILE:
770-497-9977	770-813-0477
800-277-9977	800-815-0477
ATLANTA NATIONAL SERVICE CENTER
April 28, 1998
RE: QHG GEORGIA, LP
Ms. Pam Neal
Secretary of State
Corporation Division
2 Martin Luther King, Jr. Dr.
Atlanta, Ga. 30334
Dear Pam:
I enclose the above Limited Partnership in duplicate for filing in your office. You are currently holding a request for one Certified Copy and one Good Standing for the attached. I have attached an extra copy of the documents for you to certify (hoping to save you some time). My check in payment of $160.00 is attached.
Let me know if there is a problem. Thor, our courier will be returning all documents dropped off this morning and what ever is available this afternoon.
Very truly yours,
/s/Kathy L. Slayman
Vice President
/ks
Encl.

OFFICE OF SECRETARY OF STATE
CORPORATION DIVISION
Suite 315, West Tower, 2
Martin Luther King Jr.,
Drive
Atlanta, Georgia 30334-1530
	(404) 656-2817	CATHY COX
	Registered agent, officer,	Assistant Secretary
	entity status information	of State-Operations
	on the internet	WARREN H. RARY
	http://www.sos.state.ga.us	Director

DO NOT WRITE IN SHADED AREA • SOS USE OILY	CERTIFICATE OF LIMITED PARTNERSHIP GEORGIA LIMITED PARTNERSHIP TRANSMITTAL FORM
[Shaded Area — Unreadable]
NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM.
(INSTRUCTIONS ARE ON BACK OF THIS FORM)
1.	Limited Partnership Name Reservation Number

QHG Georgia, LP

Limited Partnership Name

2.	Gayle Jenkins (615) 371-4791

Applicant/Attorney Telephone Number

c / o Quorum Health Group, Inc., 103 Continental Place

Address

Brentwood	TN	37027

City	State	Zip Code

3.	3761 Venture Drive, Suite 260

Principal Office Mailing Address

Duluth	GA	30096

City	State	Zip Code

4.	Paranet Corporation Services, Inc.

Name of Registered Agent in Georgia

3761 Venture Drive, Suite 260

Registered Office Street Address in Georgia

Duluth	Gwinnett	GA	30096

City	County	State	Zip Code

5.	Attach list of Names and Business Addresses of each General Partner. SEE ATTACHMENT

6.	For Limited Partnerships formed prior to July 1, 1988 ONLY:

Date Formed: County: Book No: Page No:

7.	NOTICE: THIS FORM DOES NOT REPLACE THE CERTIFICATE OF LIMITED PARTNERSHIP REQUIRED BY TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED. Mail or deliver this Transmittal Form, the original and one copy of the Certificate of Limited Partnership, and the Secretary of State Filing fee of $60.00 to the Secretary of State at the above address.

I understand that the information on this form will be entered in the Secretary of State business entity database, and I verify that the above information is true and correct to the best of my knowledge.

/s/ Gayle Jenkins	4/27/98

Authorized Signature	Date

FILING FEES ARE NON — REFUNDABLE